UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2004

ASYST TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-22430	94-2942251
(Commission File No.)	(IRS Employer Identification No.)

48761 Kato Road
Fremont, California 94538
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 661-5000

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 4, 2004, the registrant issued a press release addressing results for its first fiscal quarter ended June 26, 2004. In conjunction with that press release, the registrant conducted a conference call on August 4, 2004 to discuss those results with investors and financial analysts.

     That press release, dated August 4, 2004 and titled “Asyst Technologies Reports Results for First Quarter of Fiscal 2005” is attached hereto as Exhibit 99.1. A transcript of that conference call is attached hereto as Exhibit 99.2.

     The information in this Current Report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2004	ASYST TECHNOLOGIES, INC.
	By:	/s/ Steve Debenham
Steve Debenham
Vice President, Secretary, and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release titled “Asyst Technologies Reports Results for First Quarter of Fiscal 2005” dated August 4, 2004.

99.2	Transcript of conference call conducted by the registrant on August 4, 2004.